UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2011

NAUGATUCK VALLEY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-167482	01-0969655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Church Street, Naugatuck, Connecticut		06770
(Address of principal executive offices)		(Zip Code)

(203) 720-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 29, 2011, Naugatuck Valley Mutual Holding Company (the “MHC”) completed its conversion from a mutual holding company to a stock holding company (the “Conversion”) and Naugatuck Valley Financial Corporation, a Maryland corporation (the “Company”), completed its stock offering conducted in connection with the Conversion, all pursuant to a Plan of Conversion and Reorganization (the “Plan”). Upon completion of the Conversion, the Company became the holding company for Naugatuck Valley Savings and Loan (the “Bank”) and acquired ownership of all of the issued and outstanding capital stock of the Bank. In connection with the Conversion, 4,173,008 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) were sold in a subscription offering and in a community offering (collectively, the “Offerings”) to certain depositors of the Bank and other investors at a price of $8.00 per share, for aggregate gross proceeds of approximately $33.4 million. In addition and in accordance with the Plan, approximately 2,829,846 additional shares of Common Stock (without taking into consideration cash paid in lieu of fractional shares) were issued to the public shareholders (i.e., shareholders other than the MHC) of Naugatuck Valley Financial Corporation (“Naugatuck Valley-Federal”), the former federally-chartered mid-tier holding company for the Bank, as of the closing date of the Conversion in exchange for their outstanding shares of common stock of Naugatuck Valley-Federal. Each such share of common stock of Naugatuck Valley-Federal was converted into the right to receive 0.9978 share of Common Stock.

The Common Stock sold in the Offerings and issued in the Conversion was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-1 (File No. 333-167482) filed initially with the Securities and Exchange Commission (“SEC”) on June 11, 2010, as amended, and declared effective by the SEC on May 13, 2011 (“Form S-1”).

The Common Stock is deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to subsection (a) of Rule 12g-3 promulgated under the Exchange Act as a result of the Company becoming the successor issuer to Naugatuck Valley-Federal in connection with the Conversion. The description of the Common Stock set forth under the heading “Description of New Naugatuck Valley Financial Capital Stock” in the prospectus included in the Form S-1 is incorporated herein by reference.

For additional information, reference is made to the Company’s press release, dated June 29, 2011, included as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Press Release dated June 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NAUGATUCK VALLEY FINANCIAL CORPORATION

Date: June 29, 2011	By:	/s/ John C. Roman
John C. Roman
President and Chief Executive Officer